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Exhibit 10.4    Lease for Property at 3388 Via Lido, Newport Beach, CA 92663

                                 LIDO MARINA VILLAGE
                                     OFFICE LEASE

THIS LEASE dated this lst day of February 1996 is entered into by and between "Lido Marina Village" Landlord and TravelMax International, Inc., a California Corporation and William Alverson, and Dale Paisley (as individuals),"Tenant".

In consideration of the rents and covenants hereinafter set forth, Landlord hereby Leases to Tenant, and Tenant hereby rents from Landlord, the following described premises upon the following terms and conditions:

                                      ARTICLE I
                             FUNDAMENTAL LEASE PROVISIONS

The following terms shall have the following meanings in the this Lease:

          Landlord:                Lido Marina Village

          Tenant: TravelMax International, Inc. a California Corporation and William Alverson and Dale Paisley, as individuals

          Tenants Trade Name:      TravelMax international

          Lease Term:              Seven (7) Years

          Commencement Date:       February 1, 1996

          Building:                3388 Via Lido
                                   Newport Beach, CA. 92663

          Premises:                First, Second, Third, Fourth and Fifth
                                   Floors. Consisting of approximately 19,000 sq.ft.

          Minimum Monthly Rent:    Twenty Four Thousand seven Hundred Thirty
                                   Five Dollars and no/100ths ($24,735.00).
          Address for Notices:
          Landlord:                3400 Via Oporto, #104
                                   Newport Beach, CA. 92663

          Tenant:                  3388 Via Lido #500
                                   Newport Beach, CA. 92663

          Tenants Percentage Share 14.89% of Lido Marina Village

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          Parking:                 All spaces in front of 3388 Via Lido & and
                                   that portion be1onging to Lido Marina Village at 32nd street and Villa, Newport Beach, CA.

The fo11owing are specia1 provisions, exhibits and the attached hereto are made as part of this Lease:

Exhibit "A":
Exhibit "B":
Exhibit "C":

Amendments and Attachments:

Legal Description
Leasehold improvements
Rules and Regulations

See Attached Addendum


                                      ARTICLE II
                              LEASE TERMS AND CONDITIONS

1.  PREMISES

     1.1 PREMISES: Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the Premises, subject to the following terms and conditions.

     1.2 FIRST FLOOR: Tenant has accepted premises, rent commenced December 15, 1995.

     1.3  SECOND FLOOR PREMISES:   Upon Lease execution Landlord will notify
tenants of 2nd floor that Travelmax International, Inc will be the sole occupant of the building.

     1.4 THIRD FLOOR PREMISES: Tenant is aware that the third (3rd) floor is currently occupied (as of February 1, 1996) and Landlord is diligently pursuing the vacating of this tenant. Tenant is aware that certain inventory located within the 3rd floor premises is Landlords personal property. A list of inventoried items to be made a part of this Lease. Tenant is responsible for the maintenance, repairs and replacement (if necessary) of Landlords personal property. Tenant shall carry insurance covering the cost of replacement, repair and maintenance. Tenant has the option but is not obligated to select certain Landlord personal property items that is usable to Tenant for Tenant use or accept all personal property for Tenant use. Tenant may at Tenants option purchase a11 or a portion of the personal property items. In no event shall this acceptance or denial of personal property change any rights under Article 11 Section 3. Rent).

     Tenant shall deposit with Landlord the sum of Twenty Six Thousand Two Hundred Fifty Dollars and no/100ths ($26,250.00) upon execution of the Lease. Twenty Six Thousand Two

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Hundred Fifty Dollars and no/100ths ($26,250.00) represents a prepayment of rent for the first three (3) months for the third (3rd) floor.

     1.5 FOURTH FLOOR: Tenant has accepted premises, rent commenced December 15, 1995.

     1.6 FIFTH FLOOR: Tenant has accepted premises, rent commenced December 15, 1995.

2.  COMMENCEMENT OF TERM

     If Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, the term of this Lease shall commence upon such later date as may be specified by written notice delivered to Land1ord to Tenant, advising Tenant that the Premises are ready for occupancy and specifying a revised Commencement Date, which shall not be less than thirty (30) days following the date of such notice. In the event the Commencement Date is revised, the rent set forth in Section 3 shall commence to accrue on the date so revised. In the event that such written notice is not delivered to Tenant within six (6) months following the date specified above, Tenant may terminate this Lease by written notice to Landlord. In any event, Landlord shall not be liable to Tenant for any loss Or damage resulting from Landlord's inability, for whatever reason, to delivery possession Tenant. If permission is given to Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all of the provisions of this Lease.

3.   RENT

     3.1 MINIMUM RENTAL: Tenant shall pay to Landlord Minimum Rental for the use and occupancy of the Premises. Said annual rental shall be paid in twelve (12) equal payments, paid in advance on the first day of each calendar month from the Commencement Date and thereafter throughout the term of the Lease. All rent to be paid by Tenant to Landlord shall be, lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, and at such place or places, as designated from time to time by Landlord in writing. Minimum monthly rent for the 1st, 4th and 5th floor is ($10,860.00) commenced on December 15, 1995; minimum rent for the 2nd f1oor ($5,125.00) commences upon delivery of premises by Landlord; and minimum rent for 3rd Floor ($8,750.00) commences upon delivery of premises from Landlord.

     3.2 LATE CHARGES: If any installment of rent due from Tenant shall not be received Landlord or Landlord's assignee within five (5) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount as more fully set forth in Paragraph
17.2 herein.

     3.3 COST OF LIVING INCREASE: The Minimum Rental specified in Article I shall be subject to increase, but not greater than three (3%) percent any one year, from the base period in the United States Department Labor, Bureau of Labor Statistics Consumer Price Index Subgroup "all items" entitled Consumer Price Index for Urban Wage Earners and Clerical Workers (Revised Series) for Los Angeles - Long Beach - Anaheim Average (1967 100). The index for said subgroup published for January of the year in which this Lease is executed shall be the base period. The index for January of every year after the base period shall be used for comparison purposes to determine the amount of increase, if any, in the Minimum Rental for the next

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successive year; provided, however, in no event shall the Minimum Rental be less than the amount specified in Article 1. When the Minimum Rental for any one year period is determined, Landlord shall Tenant written notice to that effect indicating how the new minimum annual rental figure was completed.
The effective date of such increase shall be the first day of July of any such year in which Tenant shall receive notice of an increase in Minimum Rental. In no event shall the CPI adjustment exceed three (3%) in any one year.

     If at any rental adjustment date there shall not exist the Consumer Price Index in the same format as recited in this Paragraph 3.3, the parties shall substitute any official index published by the Bureau Of Labor Statistics, or any successor or similar governmental agency, as may then be in existence and shall be most nearly equivalent thereto. If the parties are unable to agree upon a successor index, the parties shall refer the choice of a successor index to arbitration in accordance with the rules of the American Arbitration Association. At such time as the "Los Angeles - Long Beach - Anaheim" index is replaced with the "Los Angeles - Riverside - Anaheim" index, the parties agree that the latter index shall be utilized.

     3. 4 OPERATING EXPENSE ADJUSTMENTS: In addition to the Minimum Rental, Tenant shall pay to Landlord at the times set forth in this paragraph Tenant's share of the Landlords expense, hereinafter referred to as "direct expenses" or "expenses" or "operating expenses", of operating the property, first year is thirty seven cents per square foot per month.

     Landlords Operating Expenses, include, without limitation, those costs of operation and maintenance of the property including walkways, deck area, marina area, landscape areas, parking garage or parking areas designated by Landlord, streets driveways, truckways, delivery passages, loading docks (if any) sidewalks, pedestrian passage ways, exterior stairwells, bus stops, retaining walls (if any), foundations, exterior walls, downspouts, gutters and roofs. Tenant shall be responsible for repairs and/or maintenance of roof if damage is the direct cause of Tenant, or Tenant contractors, etc. neglect. Tenant shall be responsible for elevator repair, if such repair is the direct cause of Tenant or Tenant customers, invitees or personnel of the buildings at the property. All furniture, fixtures, equipment, machinery and other persona1 property 1ocated therein owned by Landlord, restroom not located within the Premises of any tenant, area adjacent thereto, and parking areas for use by Tenants of the property, and boat slips and other areas and improvements provided by Landlord for the common use of Landlord and tenants of the property and their respective employees and invitees. Landlord may make a change at any time and from time to time in the size, shape, location, number and extent of these areas or any of them, and no such change shall entitle Tenants to any abatement of rent set forth in the following subparagraphs A and B.

     Landlord shall operate, manage, equip, police, light, repair, clean, and maintain these areas in such manner as Landlord may in its sole discretion, determine to be appropriate. Landlord may temporarily close any of these areas for repairs or alterations, to prevent a dedication thereof or the accrual of prescriptive rights therein or for any other reason deemed sufficient by Landlord. Landlord shall at all times during the term of this Lease have the sole and exclusive control of these area and may, at any time and from time to time during the term hereof, restrain any use of such areas established by Landlord from time to time. If, it, the opinion of Landlord, unauthorized persons are using any of these areas by reason of the presence of Tenant in the property, Tenant, upon demand of Landlord, shall restrain such unauthorized use by appropriate proceedings. Nothing herein shall affect the right of Landlord at any time to

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remove any such unauthorized Person from these area or to prohibit use of these areas by unauthorized persons.

     Prior to the commencement of each fiscal year of Landlord, Landlord shal1 give Tenant a written estimate of Tenants, share of such common area cost for such fiscal year, and Tenant shall pay such estimated amount to Landlord in twelve equal monthly installments, in advance on the first day of each calendar month during such fiscal year. Within ninety (90) day, after the end of each fiscal year of Landlord, Landlord shall furnish the Tenant a statement showing in reasonable detail the cost and expenses, incurred by Landlord for the operation and maintenance of the common area, during such fiscal year, and the parties shall within thirty (30) days thereafter make any payment of allowance necessary to adjust Tenant estimated payment to Tenants actual proportionate share of common area costs as shown by such Annual statement. In no event shall the common area cost increase more than three (3%) in any one year.

     A. All taxes, assessments water and sewer charges and other, similar governmental charges levied on or attributable to the property or operation, including, without limitation; (1) real property taxes assessments levied or assessed against the property; (2) assessments or charges levied or assessed against the property by any redevelopment agency, and (3) any tax measured by gross rentals received from the leasing of the Premises, or Building, excluding any net income, franchise capital stock, estate or inheritance taxes imposed by the State or Federal Government or their agencies, branches, or departments; provided that at any time during the term hereof any governmental entity levies, assesses or imposes on Landlord any (a) general or special, ad valorem or specified, excise, capital levy or other tax, assessment, levy or charge directly on the rent received under this Lease or on the rent received under any leases of space at the property, or (b) any license fee, excise or franchise tax, such rent, or (3) any transfer, transaction, or similar tax, assessment, levy or charge based directly or indirectly upon the transaction represented by this Lease or such other leases, or (4) any occupancy, use, per capita or other tax, assessment, levy or charge based directly or indirectly upon the use or occupancy of the Premises or other premises within the Building, then any such taxes, assessments, levies and charges shall be deemed to be included in the term Operating Expenses. In no event shall the taxes be less then tax year 1995/1996 or fifteen cents per square foot per month nor increased more than three percent in any one year. If at any time during the Term the assessed valuation of, or taxes, on the buildings are not based on a completed Building having at least eighty Five Percent (85%) of the rentable area occupied, then the component of the Operating Expenses shall be adjusted by Landlord to reasonably approximate the taxes which would have been payable in property were completed and at lease eighty five percent (85%) occupied.

     B. Operating costs incurred by Landlord in maintaining and operating the property, including without limitation the following: costs of (1) utilities as defined as common area. Provided Tenant Premises is not separately metered, Tenant shall be responsible, and reimburse Landlord for Tenant Premise utilities cost based on square foot occupied by Tenant, if Premise is separate1y metered, Tenant shall be responsible for utility cost incurred for Premises, (2) supplies, (3) insurance (including public liability, property damage, earthquake, and fire and extended coverage insurance for full replacement cost of the property as required by Landlord or its lenders for the property, (4) services of independent contractors; (5) compensation (including employment taxes and fringe benefits) of all person who perform duties connected with the operation, maintenance, repair or overhaul of the property and equipment improvements and facilities, located with the property including without limitation engineers, janitors, painters, floor

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waxers, window washers, steam cleaning, security and parking personnel and gardeners (but excluding persons performing services not uniformly available to or performed for substantially all property tenants). Tenant shall pay to Landlord in addition to the cost above fifteen percent (15%) supervision fee of total expenses, including but not limited to Real Estate Taxes.

     Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenants share of Operating Expenses for the year in which this Lease terminates (including Options), Tenant shall immediately pay any amounts due of expenses paid and, conversely, any overpayment made in the event said expenses decreases shall be immediately rebated by Landlord to Tenant. Such increase or decrease shall be determined on a prorated basis based on the number of months that the Tenant occupied the Premises in the year of termination.

     Notwithstanding anything contained in this paragraph to the contrary, the rental payable by Tenant shall in no event, be less than the rent specified in Paragraph 3.1 hereinabove.

4.   TAXES

     4.1 TAX COST: Tenant shall pay to Lessor as additional rent hereunder in the manner provided, Tenants proportionate share of any Real Estate Tax Cost estimated, paid or incurred by Landlord before delinquent all taxes, assessments, license fees and public charge levied, assessed or imposed upon or measured by the value of its business operation, including, but not limited to, the furniture, fixtures, leasehold improvements, equipment and other property of Tenant at any time situated on or installed in the Premises by Tenant. In no event shall the tax, increase be more than three percent in any one year. If at any time during the term of this Lease any of the foregoing are assessed as a part of the real property of which the Premises are a part, Tenant shall pay the Landlord upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. For the purpose of determining said amount, figures supp1ied by the County Assessor as to the amount so assessed shall be conclusive.

5.   SECURITY DEPOSIT

     Concurrently with Tenants execution of this Lease, if applicable Tenant shall deposit with Landlord the Security Deposit to be held by Landlord as security for the faithful, performance by Tenant of all the terms, covenants, and conditions of this Lease, to be kept and performed by Tenant during the term hereof. If tenant defaults with respect to any provision of the Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenants default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of tenants default. If any portion of Security Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit with Landlord in an amount sufficient to restore the Security Deposit to its original amount; Tenants failure to do so shall be a material breach of this Lease. Landlord shall be required to keep this Security Deposit separate from its general funds, and shall not be entitled to interest on such deposit. If tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord option, to the last assignee of Tenants interest hereunder) at the expiration of the Lease term

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and after Tenant has vacated the Premises. In the event of termination of
Landlord interest in this Lease, Landlord shall transfer said Security Deposit to Landlord, successor in interest, whereupon Tenant agree, to release landlord from all for the return of such deposit or the accounting therefor.

6.   USE

     6.1 USE: Tenant shall use the Premises for general office purposes and under the trade name, if any, specified in Article I herein. For purposes of this "Use" clause the 3rd floor of the premises is designated as bar, pool, dancing, entertainment, music and related uses. Tenant not use or permit the premises to be used for any other purpose or purposes under any other trade name whatsoever without the prior written consent of Landlord.

     6.2 SUITABILITY: Tenant acknowledges that neither Landlord nor agent of Landlord has made any representation or warranty with respect to the property or with respect to the suitability of the property for the conduct of Tenants business, nor has Landlord agreed to undertake any modification, alteration, or improvement to the Premises except as provided this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in satisfactory condition unless within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects which the Premises or the property were not in satisfactory condition.

     6.3  USE PROHIBITED

          A. TENANT further covenants and agrees that it will not use or suffer or permit any person or persons to use the Premises or any thereof for any use or purpose in violation of the laws of the United States of America or the State in which the Premises is located, or the ordinances, regulations and requirements of the City and County wherein Premises are situated, or any covenant, condition or, restriction affecting the property and that during said term the Premises, an every part thereof, shall be kept by the Tenant in a clean and wholesome condition, free of objectionable noises, odors or nuisances, and that all health and police regulation and Rules and Regulations of the property shall, in all respect and at all times, be fully complied with by the Tenant, its agents, employees, guests and invitees.

          B. TENANT shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in anyway increase the existing rate or affect any fire or other insurance upon the Premises or the property of which the Premises are a part or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

          C. TENANT shall not cause, maintain or permit any nuisance or on about the property. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants of the building.

7.   UTILITY SERVICE


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     Upon occupancy of the lst, 2nd, 3rd, 4th, and 5th floors, Tenant shall be responsible to the governing utility companies for service and payment. Tenant shall immediately, apply (not later than 10 days) to the various utilities company's servicing the 3388 Via Lido, Newport Beach, CA. to transfer the billing name and billing address to Tenant provided the utility is for the 3388 Via Lido location only and does not service locations within the Shopping Center. If such service is not billed directly to Tenant for any reason, Tenant shall pay the Landlord, upon demand, the utility cost attributed to the building at 3388 Via Lido. This utility cost is for service to the premises only and not as defined in the common area cost which is a separate charge. If any such charges are riot paid when due Landlord may pay the same, and the amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. Landlord shall not be liable for, and Tenants shall not be entitled to any abatement or reduction of rental by reason of Landlords failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

     Landlord shall not be liable in damages for any failure or interruption of any utility service being furnished to Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease.

8.   MAINTENANCE AND REPAIRS: ALTERATIONS AND ADDITIONS

     8.1  MAINTENANCE AND REPAIRS

          A. By entry hereunder, Tenant accepts the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenants sole cost and expense, keep the Premises and every part thereof, in good condition and repair, including, but not limited to, the interior surfaces of the ceilings, walls, floors, all doors, all interior windows, property standard finishes, any plumbing and air conditioning which exclusively serves the Premises, any elevators which exclusively serves the Premises, and special items and equipment installed by Tenant. Tenant shall, upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or other elements excepted. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and that no representations respecting the condition of the Premises or the Building of which the Premises are a part have been made by Landlord to Tenant except as specifically herein set forth.

          B. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are responsibly required to perform such work. Any cost expended by Landlord shall be reimbursed to Landlord by Tenant promptly after demand with interest at the prime commercial rate then being charged plus five percent (5%) per annum, from the date of such work, but not to exceed the maximum rate then allowed by law. Landlord shall have not

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liability to Tenant for any damage, inconvenience, or interference with the use of the Premises by Tenant as a result of performing any such work. Nothing herein shall imply any duty of the part of Landlord to so any such work which Tenant may be required to do, nor shall it constitute a waiver of Tenants default in failing to do same.

          C. Landlord and Tenant shall each do acts required to comply with all applicable laws, ordinance, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

          D. Tenant expressly waives the benefits of any statue now hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlords expense or to terminate this Lease because of Landlords failure to keep the Premises in good order, condition and repair.

          E. Tenant shall not place a load upon any floor of the Premise, which exceeds the load per square foot which floor was designated to carry, as determined by Landlord or Landlord's structural engineer. The cost of any such determination made by Landlord's structural engineer shall be paid for by Tenant upon demand. Tenant shall not install business machines or mechanical equipment which cause noise vibration to such a degree a to be objectionable to Landlord or other property tenants.

          F. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant nor shall Tenants obligations under this Lease be reduced or abated in any manner whatsoever by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlords making any repairs or changes which Landlord is required or permitted by this Lease or by any other tenants lease or required by law to make in or to any portion of the property or the Premises. Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenants business in the Premises.


          G. Tenant shall give Landlord prompt notice of any damage to or defective conditions of which Tenant is aware in any part or appurtenance of the Buildings mechanical, electrical, plumbing, HVAC (if applicable), or other systems servicing, located in, or passing through the Premises.

     8.2  ALTERATIONS

          A. Tenant shall not make any alterations or additions to the Premises nor make any contract therefor without first procuring Landlords written consent, which consent shall not be unreasonably withheld. All alteration, additions and improvements made by Tenant to or upon the Premises, except light fixtures, electrical equipment, cases, counters, work stations, or other removable trade fixtures, shall at once, when made or installed, be deemed to have attached to the freehold and to have become property of Landlord; provided, however, if prior to termination of this Lease, or within fifteen (15) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall promptly remove the additions, improvements, fixtures, trade fixtures, and installations which were placed in the Premises by Tenant and which are designated in said notice and shall repair any damage occasioned by such removal and in default thereof Landlord may effect said removal and repairs at Tenants expense.

          B. All work, with respect to any alterations, additions, and changes, must be done in good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all time, be a complete unit except during the period of work. Landlord may, at Landlords option, require that any such work be performed by Landlords contractor(s), in which case the cost, of such work shall be paid for before commencement of the work. Tenant shall pay to Landlord up to completion of any such work by Landlord contractor(s), an administrative fee of fifteen percent (15%) of the cost of the work.

          C. Any such changes, alterations and improvements shall be performed and done strictly in accordance with the laws and ordinances relating thereto.

          D. Before commencing any such work or construction in or about the Premises, Tenant shall notify Landlord in writing of the expected date of commencement thereof. Landlord shall have the right to any time and from time to time post and maintain on the Premises and Landlord from mechanics' liens, materialmen's liens, or any other lien(s).

9.  ENTRY BY LANDLORD

     Landlord and its agents shall have free access to the Premises during all reasonable hours for the purpose of examining the Premises, to make necessary repairs and/or maintenance, and to ascertain if they are in good condition and repair.

10.  LIENS

     Tenant agrees that it will pay or cause to be paid all costs for work done by it on the Premises, and Tenant will keep the Premises free and clear of mechanics' liens on account of work done by Tenant or persons claiming under tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, costs, attorney's fees, and all other expenses on account of claims of lien of laborers or materialmen or other for work performed or materials or supplies furnished for Tenant or persons claiming under tenant

     Landlord may require, at Landlords option that Tenant provide to Landlord, at Tenants expense, a lien and completion bond in an amount equal to at least one and one-half (1-1/2) times the total estimated cost of any additions, alterations or improvements to be made in or to Premises, to protect Landlord against any liability for mechanics and materials liens to insure timely completion of the work.

     If Tenant shall desire to contest any claim of lien, it shall furnish Landlord adequate security of the value or in the amount of claim, plus estimated costs and interest, or a bond of a responsible corporate surety in such amount conditioned on the discharge of the lien(s). If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant shall pay and satisfy the same at once.

     If Tenant shall be in default in paying any charge for which a mechanics lien claim and suit to foreclose the lien have been filed, and shall not have given Landlord security to protect the Premises, the Property and Landlord against such claim of lien, Landlord may (but shall not be so required) pay the claim and any costs, and the amount so paid together with reasonable attorneys fees incurred in connection therewith, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same with interest at the maximum legal rate per annum from the dates of Landlords payments.

     Should any claims of lien be filed against the Premises or any action affecting the title to the real property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

     Landlord or its representatives shall have the right to go upon and inspect the Premises, including the property at all reasonable times, and shall have the right to post and keep posted thereon notices which Landlord may deem to be proper for the protection of Landlords interest in the Premises. Tenant shall, before the commencement of any work which might result in any such lien, give the Landlord written notice of its intention so to do in sufficient time to enable Landlord to file and record such notice(s).

11. INDEMNITY

     11.1 INDEMNITY: Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenants use of the Premises or the conduct of its business or from activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenants part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, or employees and from against all costs, attorneys fees, expenses and liabilities incurred in or about any such claim or any action proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to landlord. Tenant, a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, or upon or about the premises from any cause related to Tenants use of the Premises and Tenant hereby waives all claims in respect thereof against Landlord.

     11.2 EXEMPTION OF LANDLORD FROM LIABILITY: Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, appliances, plumbing, air conditioning (if applicable) or lighting fixture, of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources.

12. INSURANCE

     12.1 WAIVER OF SUBROGATION: Landlord and Tenant hereby waive any rights of recovery, each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, or its contents, to the extent that such loss or damage was insured against under any fire and extended coverage insurance policy which either may have in force at the time of the loss or damage; and the parties each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such 1oss, waive any right of subrogation that it may have against respective insurance companies insuring the property of either Landlord or Tenant against any such loss, wave any right of subrogation that it may have against Landlord or Tenant, as the case may be. The foregoing waivers of subrogation shall be operative only so long as available in the State of California and so long as said waivers do not invalidate any such policy.

     12.2 INSURANCE MAINTAINED AND PAID BY TENANT: Tenant further covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, in the amounts specified and in the form hereinafter provided for, the following types of insurance:

           A. PUBLIC LIABILITY INSURANCE: Tenant shall, at Tenants expense, obtain and keep in force during the term of this Lease an policy of Combined Sing1e Limit, Bodily injury and Property Damage Insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises.

           B. TENANT IMPROVEMENTS: Insurance covering Tenants leasehold improvements, alterations, additions or improvements permitted under paragraph 8.2, trade fixtures, in the amount not less than ninety percent (90%) of their full replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire, Extended Coverage," together with insurance against sprinkler leakage, earthquake sprinkler leakage, vandalism and malicious mischief. Any policy proceeds shall be used for repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Section 13 hereof.

           C. POLICY FORM: All policies of insurance provided for herein shall be issued by insurance companies, with general policy holder's rating of not less an "A" and a financial rating of Class 13 or higher as rated in the most current available "Bests" Policy Holder's Ratings, and authorized to do business in the State of California. All such policies shall be issued in the names of Landlord and Tenant, which policies shall be for the mutual and joint benefit and protection of Landlord and Tenant, and executed copies of such policies of insurance or certificates hereof shall be delivered to Land1ord within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty (30) days prior to the expiration of the term of such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give to Landlord thirty (30) days notice in writing in advance of any cancellation or lapse of the effective date of any reduction in the amounts of insurance and Tenant shall procure a comparable policy or policies satisfactory to Landlord within said thirty (30) day period. All public liability, property damage and other policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may carry.

           D. BLANKET POLICIES: Notwithstanding anything to the contrary contained within Section 12, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that Landlord shall be named as an additional insured thereunder as its interest may appear and that the coverage afforded Landlord will be reduced or diminished by reason of the use of such blanket policy of insurance; and provided further that the requirements set forth herein are otherwise satisfied. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Premises for which policies or copies thereof are not required to be delivered to Landlord.

           E. Tenant agrees that if Tenant fails to take out or maintain the insurance required above, Landlord may (but shall not be required to) procure such insurance on Tenant's behalf and charge the Tenant the amount of the premiums together with a twenty-five percent (25%) handling charge, payable upon demand.

13. DAMAGE OR DESTRUCTION

     13.1 INSURED OR MINOR DAMAGES: Subject to the provisions of Paragraph 13.3, if at any time during the term hereof the Premises are destroyed or damaged and either (a) such damage is not "substantial" as that term is hereinafter defined, or (b) such damage was caused by casualty covered by an insurance policy, then Landlord shall promptly repair such damage at Landlord's expense and this Lease shall continue in full force and effect. Notwithstanding the above, if insurance proceeds received by Landlord are not sufficient to effect such repair, Landlord shall give notice to Tenant of the amount required in addition to the insurance proceeds to effect such repair. Tenant may, at Tenant's option contribute the required amount, but upon failure to do so within thirty (30) days following such notice, Landlord may cancel and terminate this Lease with no liability to Tenant.

     13.2 MAJOR DAMAGE: Subject to the provision of Paragraph 13.3 if at any time during the term hereof the Premises are destroyed or damaged and if such damage is "substantial" as that term is hereinafter defined, and if such damage was caused by casualty not insured against, then Landlord may at its option either (a) repair such damage as soon as possible as reasonably possibly at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) cancel and terminate this Lease as of the date of the occurrence of such damage, by giving Tenant written its election to do so within ninety (90) days after the date of occurrence of such damage. Tenant rent, if Landlord option is (a) shall be abated until such time as Tenant re-enters and occupies the premises but in the event shall the time limit exceed 60 day after written notice that premises is ready for occupancy. Tenant shall notify Landlord within 60 days of Tenants intent to occupy or terminate the agreement.

     13.3 DAMAGE NEAR END OF TERM: If the Premises are destroyed or damaged during the last twelve (12) months of the term (options included) of this Lease and the estimated cost of repairs exceed ten percent (10%) of the Minimum Monthly Rental then remaining to be paid by Tenant for the balance of the term, Landlord may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of it election to do so within thirty (30) days after the date of occurrence of such damage. If Landlord shall not so elect to terminate this Lease, the repair of such damage shall, be governed by Paragraph 13.1 or Paragraph 13.2 as the case may be. In no event shall this termination of the Lease relieve the Tenant from the obligation to reimburse Landlord of any outstanding rents due under terms and conditions of this Lease, or other monies due Landlord.

     13.4  ABATEMENT OF RENT

           A. If the Premises are destroyed or damaged and Landlord repairs or restores them pursuant to the provisions of this section, Tenant shall continue the operation of its business in the Premises to the extent reasonably practicable from the standpoint of prudent business management; and the monthly installments of Minimum Monthly Rental payable hereunder for the period during which such damage, repair or restoration continues shall be in proportion to the degree to which the Premises are rendered untenantable. There shall be no abatement of additional rent or other monetary charge payable hereunder.

     13.5  DEFINITIONS

           A. For the purpose of this Section, "substantial" damage to the Premises shall be deemed to be damage, the estimated cost of repair of which exceeds one-fifth (1/5) of the then estimated replacement cost of the Premises (exclusive of Tenant's trade fixtures and equipment).

           B. the determination in good faith by Landlord of the estimated cost of repair of any damage and/or of the estimated replacement cost of any building shall be conclusive for the purpose of this Section.

14. CONDEMNATION

     14.1 ENTIRE OR SUBSTANTIAL TAKING: If the entire Premises, or such portion thereof as to make the balance not reasonably adequate for the conduct of Tenant's business, notwithstanding restoration by Landlord as hereinafter provided, shall, be taken under the power of eminent domain, this Lease shall automatically terminate as of the date of which the condemning authority take title or possession on whichever first occurs.

     14.2 PARTIAL TAKING: In the event of any taking under the power eminent domain does not so result in a termination of the Liens, the Minimum Monthly Rental payable hereunder shall be reduced, on an equitable basis, taking into account the relative value of the portion taken as compared to the repairing portion. Landlord shall promptly at its expense restore the property of the Premises not so taken to as near its former condition as is reasonably possible and this Lease shall continue in full force and effect.

     14.3 AWARDS: Any award for any taking of all or any part of the Premises under the power of eminent domain shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee. Nothing contained herein, however, shall be deemed to preclude Tenant from obtaining, or to give Landlord any interest in, any award to Tenant for loss of or damage to Tenant's trade fixtures and removable personal property or for damage for cessation or interruption of Tenant's business.

     14.4 SALE UNDER THREAT OF CONDEMNATION: A sale by Landlord to any authority having the power eminent domain, either under treat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Section 14.

     14.5 TENANT'S OPTION: A taking of ninety eight (98%) or more of the floor area of the Premises shall confer upon Tenant the option, to be exercised only within thirty (30) days after Tenant shall have received notice thereof, to terminate this Lease effective as of date such taking, upon written notice to Landlord. Failure of Tenant to exercise such option shall constitute Tenant's agreement that the balance of the Premises is reasonably adequate for the conduct of Tenant's business, and this Lease shall remain in effect subject to paragraph 14.2 hereof.

15. ASSIGNMENT AND SUBLEASE

     15.1 Tenant shall not voluntarily or by operation of law assign, license, transfer, mortgage or otherwise encumber all or any part Tenants interest in this Lease or in the Premises, and shall not sublet or license any part of the Premises, without the prior written consent of Landlord in each instance, and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be wholly void. Landlord cannot unreasonable withhold consent.

     15.2 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

     15.3 If the tenant hereunder is a corporation which, under the then current laws of the State of California is not deemed a public corporation, or if the Tenant is an unincorporated association or partnership or limited liability entity, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership or limited liability entity in the aggregate in excess of twenty five percent (25%) shall be deemed an assignment within the meaning and provisions of this Section 15.

     15.4 Any sums or economic consideration received by Tenant as a result of an assignment or subletting which exceed, in the aggregate, (a) the total sums which Tenant is obligated to pay to Landlord under this Lease, plus (b) any real, estate brokerage commissions or similar fees, shall be paid to Landlord as additional rent hereunder.

16. SUBORDINATION, QUIET ENJOYMENT AND ATTORNMENT

     16.1 SUBORDINATION: This Lease, at Landlord's option, shall be subject and subordinate to all ground or underlying leases which now exist or may hereafter be executed affecting the Premises or the land upon which the Premises are situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against Landlords interest or estate therein, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

     16.2 SUBORDINATION AGREEMENT: Tenant covenants and agrees to execute and delivery upon demand without charge therefor, such further instruments evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgage or deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenants attorney in fact, irrevocably, to execute and delivery any such agreements, instruments, releases or other documents. No recording of this Lease or Memorandum of the Lease shall be made without the prior expressed written consent of the Landlord.

     16.3 ATTORNMENT: In the event any proceedings are brought for default under a ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchase upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

17. DEFAULT:  REMEDIES

     17.1 DEFAULT: Should Tenant at any time be in default hereunder with respect to any rental payments or other charges payable by Tenant hereunder, and should such default continue for a period of thirty (30) days after written notice from Landlord to Tenant; or should Tenant be in default in the prompt and full performance of any other of its promises, covenants or agreements herein contained and should such default or breach of performance continue for more than a reasonable time [in no event to exceed thirty
(30) days] after written notice thereof from Landlord Tenant specifying the particulars of such default or breach of performance; or should Tenant vacate or abandon the Premises; then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and in addition to any or all other rights or remedies of Landlord hereunder by the law provided, it shall be, at the option of Landlord, without further notice or demand of any kind to Tenant or any other person.

           A. In the event Tenant abandons or vacates the premises, the Landlord has the right declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder; or

           B. The right of Landlord without declaring this Lease ended to re-enter the Premises and occupy the whole or any part thereof for and on account of Tenant and to collect said rent that may thereafter become payable to:

           C. The right of Landlord, even though it may have re-entered the Premises, to thereafter elect to terminate this Lease and all the rights of Tenant in or to the Premises.

           Should Landlord have re-entered the Premises under the provisions of Paragraph 17.1B above, Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay rent thereafter to accrue, or its liability for damages under any of the provisions hereof, by any such re-entry, by any action in unlawful detainer, or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to serving of such notices and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of the owner or owners thereof.

     Should Landlord elect to terminate this Lease under the provisions of Paragraph 17.lA or 17.1C above, Landlord may recover from Tenant as damages:

          (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenants failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including, but not limited to any costs or expenses incurred by Landlord maintaining or preserving the Premises after such default, in preparing the Premises for reletting to a new tenant, any repairs or alterations to the Premises for such reletting leasing commissions, or any other costs necessary or appropriate to relet the Premises.

          (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

                    As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum legal rate. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

          For all purposes of this Section 17, the term "rent" shall be deemed to be the Minimum Annual Rental and all other sums required to be paid by Tenant pursuant to the terms of this Lease. All such sums, other than the Minimum Annual Rental, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding twenty four (24) month period except that if it becomes necessary to compute such rental before such a twenty four (24) mont period has occurred then on the basis of the average monthly amount thereof accruing during such shorter period.

          In the event of default, all of Tenant's fixtures, equipment, improvements, additions, alterations, and other personal property, shall remain on the Premises and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of same and to use same, rent or charge free, until all defaults are cured or, at its option, at any time during the term of this Lease, to require Tenant to forthwith remove same.

          Notwithstanding any other provisions of this section, Landlord agrees that if the default complained of, other than for payment of monies, is of such a nature that the same cannot be rectified or cured within the thirty (30) day period requiring such rectification or curing as specified in the written notice relating thereto, then such default shall be deemed to be rectified or cured if Tenant within such period of thirty (30) days shall have commended the rectification and during thereof and shall continue thereafter with all due diligence to cause such rectification and curing and does so complete the same with the use of such diligence as aforesaid.

          The remedies given to Landlord in this Section 17 shall be in addition and supplemental to all other rights or remedies which Landlord may have under the laws then in force.

          The waiver by Landlord of any breach of any term, covenant condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breath at the time of acceptance of such rent. No covenant, term, or condition of Lease shall be deemed to have been waived by Land1ord, unless such waiver be in writing by Landlord.

     17.1 LATE CHARGE: Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely, difficult to ascertain. Such cost include, but are not limited to, processing and accounting charges and later charges which may be imposed on Landlord by the terms of any mortgages or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's assignee within ten
(10) days after such amount shall, be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     17.3 DEFAULT BY LANDLORD: Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than sixty (60) days after written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature Land1ord's ob1igation is such that more than sixty (60) days are required for performance, then Landlord shall not be in default if Landlord commenced performance within such sixty (60) day period and thereafter diligently prosecutes the same to completion.

     17.4 ATTORNEY'S FEES: In the event of any legal action or proceeding between the parties hereto, reasonable attorney's fees and expenses of the prevailing party in any such action or proceeding may be added to the judgement herein. Should Landlord be named as defendant in any suit brought against Tenant in connection or arising out of Tenants occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, Landlord's reasonable attorneys' fees and costs of appeals Tenant shall also pay Landlord's reasonable attorneys' fees incurred in connection with any act of Tenant which requires Landlord's consent or approval.

18. BANKRUPTCY-INSOLVENCY

     The Tenant agrees that in the event all or substantially all of the Tenant's assets be placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days, or should the Tenant make an assignment for the benefit of creditors or be finally adjudicated a bankrupt, or should the Tenant institute any proceedings under the Bankruptcy Act as the same now exists or any amendment thereof which may hereafter be enacted, or under any other relating to the subject of bankruptcy wherein the Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect plan of liquidation, composition or reorganization, or should any involuntary proceeding be filed against the Tenant under any such bankruptcy laws and such proceeding not be removed within ninety (90) days thereafter, then this Lease or any interest in and to the Premise shall not become as asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of the Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term thereof ended to re-enter the Premises and take possession thereof and remove all persons therefrom, and the Tenant shall have no further claim thereon or hereunder.

19. PARKING

     It is hereby understood and agreed that Landlord, in its sole discretion, deems it necessary to limit the total number of cars Tenant or its patrons, customers, and employees may park on property in which Landlord, or an affiliate of Landlord, as an interest, which property is located adjacent to the Building in which the Premises are located. Further, Landlord has established a parking charge, the monthly rates and terms and conditions of which may vary from time to time during the term hereof. Accordingly, it is hereby, agreed that throughout the term hereof, Tenant shall have the right to rent parking in the parking areas of the property at such monthly rates and on terms and conditions as Landlord may establish from time to time during the term hereof, which charge is additional to any rental payments hereunder. In addition to monthly rates, Landlord may at Landlord's option established hourly rates to provide for parking for Tenant's customers, patrons and invitees. Landlord shall have the right to designate the areas were Tenant, its patrons, customers and employees shall park, but shall not be required to make such specific spaces. The parking areas referred to herein shall be used on a nonexclusive basis with occupants of the subject building and any other buildings which now exist or may be erected on the real property.

20. MISCELLANEOUS

     20.1  ESTOPPEL CERTIFICATE

           A. Tenant shall at any time upon not less than ten (10) days prior to written notice from Landlord, execute, acknowledge and delivery, to Landlord a statement (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified is in full force and effect) and the date to which the rent and other charges are paid in advance, if any; and (ii) acknowledging that there are not, to Tenant's knowledge, any uncurbed defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed. Any such statement may be, conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

           B. Tenant's fai1ure to de1iver such statement within such time shall be conclusive upon tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are not uncured defaults in Landlord's performance; and (iii) that not more than one month's installment of rent has been paid in advance.

           C. If Landlord desires to finance or refinance the Premises or any part thereof, Tenant hereby, agrees to delivery to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements may include the past three (3) years financial statement of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for purposes herein set forth.

     20.2 TRANSFER OF LANDLORD'S INTEREST: In the event of a sale conveyance by Landlord of Landlord's interest in the Premises, other than transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest, shall be delivered to the successor of Landlord. This lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

     20.3  CAPTIONS, ATTACHMENTS AND DEFINED TERMS

           A. CAPTIONS: The caption of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in solving any questions of interpretation or construction of any section of this Lease.

           B. ATTACHMENTS: Exhibits attached hereto, and addendums and schedules initialed by the parties, are deemed by attachments to constitute part of this Lease and are incorporated herein.

           C. DEFINED TERMS: The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several; as to a Tenant which consists of husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises. The ob1igations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns during their respective periods of ownership.

     20.4 ENTIRE AGREEMENT: This agreement along with any exhibits and attachment hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

          It is understood that there are no oral agreements representations between the parties hereto affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements of representations and understanding, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. There are no other representations or warranties between the parties or the representative and all reliance with respect to representations is solely upon the representations and agreements contained in this document.

     20.5 SEVERABILITY: If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable the remainder of this Lease shall be valid and enforceable to the fullest extent permitted by law; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     20.6  COST OF SUIT

          A. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          Should Landlord without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable Attorneys fees, incurred by Landlord or in connection with such litigation.

     20.7 TIME: JOINT AND SEVERAL LIABILITY: Time is of the essence of this Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

     20.8 BINDING EFFECT; CHOICE OF LAW: The parties hereto agree that all the provisions hereof are to be construed as both covenants and conducts as though the words importing such covenants and conditions were used in each separate paragraph hereof. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Paragraph 20.2, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

     20.9 WAIVER: No covenant, term or conditions or the breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any covenant, term or condition. Acceptance by Landlord of any performance by Tenant after the time of the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing.

     20.10 SURRENDER OF PREMISES: The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

     20.11 HOLDING OVER: If Tenant remains in possession of all or part of the Premises after the expiration of the term hereof, with or without the express or implies consent of Landlord, such tenancy shall be from month to month only, and not a renewal thereof or an extension for any further term, and in such case, the rent due hereunder shall be increased to one hundred fifty percent (150%) of the monthly installments of the Minimum Rental payable by Tenant at the expiration of the term. Such rent shall be payable in advance on or before the first day of each month and such month to month tenancy shall be subject to every other term, covenant and agreement contained herein.

     20.12 FORCE MAJEURE: Any prevention, delay or, stoppage due to strike, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile governmental action, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage except the obligations imposed with regard to rent and other charges to be paid by Tenant pursuant to this Lease.

     20.13 INTEREST ON PAST DUE OBLIGATION: Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum legal rate from that due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     20.14 NOTICES: All notices or demands of any kind required of desired to be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signature at the beginning of this Lease.

     20.15 BROKERAGE FEES: Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except as stated in Article 1. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including cost of suit and reasonable attorneys' fees) for any compensation), commission or fees claimed by any other real estate broker or agent if, connection with this Lease or its negotiations by reason of any act of Tenant.

     20.16 RELOCATION OF PREMISES: Landlord shall have the right to relocate the Premises to another part of the building in accordance with the following:

          A. The new premises shall be the same in size, dimensions, configuration, decor and nature as the Premises described in this Lease, and if the relocation occurs after the Commencement Date, shall be placed in that condition by Landlord at its cost.

          B. Landlord shall give Tenant at least sixty (60) days written notice of Landlord's intention to relocate the Premises.

          C. The physical relocation of the Premises shall take place on a weekend and shall be completed before the following Monday. If the physical relocation has not been completed in that time, the Rent shall be abated in full from the time the physical relocation commences to the time it is completed. Upon completion of such relocation, the new premises shall become the"Premises" under this Lease.

          D. All reasonable costs incurred by Tenant as a result. of the relocation shall be paid by Landlord.

          E. Tenant and Landlord shall immediately execute an amendment to this Lease setting forth the relocation of the Premises, and change in terms and condition of this Lease, a reduction of the Rental if any.

     20.17 RIGHT TO RENOVATE: Landlord reserves the right from time to time, but is not obligated to renovate the Shopping Center (as now existing or as constructed hereafter) . Such renovation may included expansion, reduction, remodeling, or renovation, it may also include the construction of other buildings, other structure, parking, decks, docks, etc.

          In the event that Landlord modifies, renovates or redevelop the Shopping Center in a manner approved by the local city and governing authorities as evidenced in plans to be filed with said authorities and said plans calls for the space currently leased by Tenant to be renovated, modified, or redeveloped, Landlord upon one hundred twenty days prior written notice to Tenant, transfer or relocate Tenant to another location. The new or temporary premises location shall be agreed to by Landlord and Tenant in writing.

          Landlord and Tenant shall have the option to negotiate a "buy out" of the Lease (remaining term, and option(s) period), at an amount agreed to by Landlord and Tenant. Tenant has the option, to terminate this Lease rather than accept such relocation, upon sixty (60) days written notice given within twenty
(20) days of Landlord notice, whereupon this Lease shall terminate on the effective date set forth in Tenants notice of termination, and neither party shall have any further liability thereafter hereunder unless Landlord withdraws its notice of relocation prior to such effective date. In the event of a conflict this Section shall apply.

     20.18 SIGN CONTROL: Tenant shall not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Premises or Building(s), including without limitation, the inside or outside of windows or doors, without the written consent of Landlord. Landlord shall have the right to remove any signs or other matter, installed without Landlord's written permission, without being liable to Tenant by reason of such removal, and to charge the cost of removal to Tenant as additional rent hereunder, payable within ten (10) days of written demand by Landlord. Provided Tenant is the one hundred percent (100%) occupant of the premises (commonly known as 3388 Via Lido, Newport Beach, CA.) Tenant shall have the right to install one (1) sign on the side of the building located approximately at 4th floor level, there will be no additional rent charged for the signage use. However, if Tenant is not the 100% occupant of the premises (commonly known at 3388 Via Lido, [all floors]), the Landlord will have the option, but not obligated to charge for the usage of the building for signs rights.

     20.19 CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants he is duly authorized to execute and delivery this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the Bylaws and said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, tenant shall, within thirty (30) days after execution of this Lease, delivery to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the date and year first above written.

     Individuals signing on behalf of a principal warrant that they have the authority to bind their principals. In the event that Tenant is a Corporation, Limited Liability entity, Partnership etc, Tenant shall deliver to Landlord, concurrently with the execution and delivery of Lease, a certified copy of the resolutions adopted by Tenant authorizing said to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the parties executing and delivering this Lease.

     This Lease, whether or not executed by Tenant is subject to acceptance by Landlord, acting itself or acting through its general manager, director of operations, regional vice president, regional manager or assistant regional manager at its home office.

LANDLORD                           TENANT
LIDO MARINA VILLAGE                TRAVELMAX INTERNATIONAL, Inc.
                                   a California Corp. and William Alverson and
                                   Dale Paisley, individuals



-----------------------            for /s/ Dale Paisley
by:  Authorized Signature          TravelMax International, Inc.




                                   by /s/ William Alverson
                                      --------------------
                                   William Alverson, an individual




                                   by /s/ Dale Paisley
                                      ----------------
                                   Dale Paisley, an individual

                                  ADDENDUM TO LEASE

ADDENDUM TO THIS LEASE DATED February 1, 1996 BY AND BETWEEN Lido Marina Village Landlord and TravelMax International Inc., a California Corporation and William Alverson as Tenant.

OPTION TO EXTEND

     Notwithstanding anything contained therein to the contrary, Landlord hereby grants to Tenant an option to extend the term of this Lease for four
(4) additional three (3) year period(s), commencing upon the expiration of the base term, subject to and contingent upon each of the following:

     A. Tenant shall give Landlord six months prior written notice of its intent to exercise each option and shall at that time, if required by Landlord, execute any forms provided by, Landlord providing for said exercise of each option:

     B. During the term of Lease and at the time of giving notice of its intent to exercise its option and at the time any Lease or Lease Amendment(s) pursuant to such notice is entered into, Tenant shall not have been or be in default under any terms or conditions of this Lease; and

     C. In the event Tenant elects to exercise this option(s), it shall be upon such terms, conditions, and lease form then in effect for comparable space at the commencement of such extended term, excepting that the minimum monthly rent at the commencement of the option period shall be adjusted by the C.P.I. adjustment rate or market for Lido Marina Village whichever is the greater of the two. In no event, however, shall the minimum rent be less than the rental rate charged during the last year of the base term or more than three (3%) percent thereafter. At the commencement of the second year or the option period(s), and each year thereafter, the monthly rent payable to Landlord shall be adjusted in accordance with the provisions within this Lease.

                             ADDENDUM #2 TO LEASE



The Lease dated February 1, 1996, by and between Lido Marina Village, "Landlord" and William Alverson, Dale Paisley as individuals and TravelMax International, Inc., a California Corporation, "Tenant", as herein amended as follows:.

     ARTICLE 11 LEASE TERMS AND CONDITIONS

          1.4.1  THIRD FLOOR PREMISES:

          Tenant agrees to pay rent for the 3rd floor at Eight Thousand Seven Hundred Fifty Dollars and no/100ths ($8750.00) per month commencing on Landlords delivery of possession of premises to Tenant. Tenant shall deposit as first month rent with Landlord upon execution of this Addendum the sum of Eight Thousand Seven Hundred Fifty Dollars ($8750.00). Landlord agrees to assist Tenant as necessary, in Tenants approval process with the City of Newport Beach and the Alcoholic Beverage Control Agency (ABC).

          Landlord and Tenant agree that if at the end of a @)O period, commencing on possession date, if Tenant is not approved for the licenses and permits to operate as a nightclub, Tenant has the option of terminating the lease and receiving all rent money paid to date allowing the lease to continue (3rd floor only). If Tenant was the cause of the denial of permits or licenses, then rent monies received by Landlord during the 90 day period will not be returned to Tenant and lease shall stay in force.

With the exception of the above all of the terms covenants, and conditions of the Lease dated February 1, 1996 shall apply to this addendum.


LANDLORD                      TENANT

Lido Marina Village      William Alverson and Dale Paisley (as individuals) and
                         TravelMax International, Inc.



                      /s/ Dale Paisley
                      ----------------
                                     Travelmax International, Inc.

Date:
     --------------


                                     /s/ William Alverson
                                     --------------------
                                     William Alverson, an individual

                                     Date:
                                          ---------------------


                                     /s/ Dale Paisley
                                     ----------------

                                     Dale Paisley, an individual

                                     Date:
                                          ----------------------

                             ATTACHMENT #1 TO LEASE


Landlord hereby grants to Tenant the right of first refusal to purchase the property commonly known at 3388 Via Lido, Newport Beach, CA. hereinafter referred to as the "Building" upon the terms and conditions of a bona fide offer to purchase the "Building" acceptable to Landlord from a third party. Tenant shall have sixty (60) days from receipt of notice of such bona fide offer in which to elect to purchase the "Building". Said notice shall contain a true copy of the bona fide offer to purchase. In the event Tenant does not timely elect to purchase on such terms, Landlord may sell the "Building" to said thirty party upon the terms and conditions set forth in the notice. In the event Landlord does not consummate the sale of the "Building" to such third party upon the terms and conditions contained in the notice to Tenant, this right of first refusal shall be revived in its entirety. Should Tenant purchase the "Building" this lease shall terminate upon the date title vests to Tenant, and Landlord shall remit to Tenant all unearned rent(s).


LANDLORD                           TENANT

Lido Marina Village          William Alverson and Dale Paisley (as individuals)
                             & TravelMax International, Inc.

                             /s/ Dale Paisley
-------------------          ----------------
                       TravelMax International, Inc.


                                   /s/ William Alverson
                                   --------------------
                                   William Alverson, an individual


                                   /s/ Dale Paisley
                                   -----------------
                                   Dale Paisley, an individual

                                  GUARANTY OF LEASE



                                OBLIGATION GUARANTEED

1. For valuable consideration, the undersigned Glenn Gallant and Doug Baetz (hereinafter called "Guarantors") jointly and severally unconditionally guarantee to Marvin Engineering Co., Inc., dba Lido Marina Village (hereinafter called "Obligee") the following obligation(s) of TravelMax International, Inc., William Alverson and Dale Paisley (hereinafter called "Obligors") ... All of the terms, conditions and obligations contained in that certain agreement entitled "Lido Marina Village Office Lease" dated February 1, 1996 by and between Lido Marina Village as landlord and TravelMax International, Inc., a California corporation, William Alverson and Dale Paisley as tenants, A true copy of said Office Lease is attached hereto as
Exhibit 1 and by such reference made a part hereof.


                     DEATH, INSOLVENCY, OR BANKRUPTCY OF 0BLIGOR

2. Guarantors jointly and severally unconditionally guarantee the performance of all terms and conditions of said office lease, including all payments required thereby.... whether or not due or payable by Obligee, upon
(a) the death, dissolution, insolvency, or business failure of, or any assignment for the benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium, of other debtor relief proceedings by or against Obligors or Guarantors, or (b) the appointment of a receiver for, or the attachment, restraint of, or making or levying of any court order or legal process affecting the property of Obligors or Guarantors, and jointly and severally unconditionally promise to pay this indebtedness to Obligee, or order, on demand, in lawful money of the United States.


                                  JOINDER OF PARTIES

3. The obligations of guarantors hereunder are joint and several, and independent of the obligations of Obligors, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Obligors or whether Obligors be joined in such action or actions. Guarantors waive, to the fullest extent permitted by law, the benefit of any statute of limitations affecting their liability under this agreement or the enforcement of this agreement, Any payment by Obligors or other circumstance that operates to toll any statute of limitations 83 to Obligors shall also operate to toil the statute of limitations as to Guarantors.


                          CAPACITY AND AUTHORITY OF OBLIGORS

4. It is not necessary for Obligee to inquire into the capacity or powers of Obligors or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance on the professed exercise of those powers shall be guaranteed under this agreement. If one or more of the Obligors is a partnership, the words "Obligors" and "indebtedness" as used in this, agreement include all successor partnerships and their liabilities to Obligee.


                                    SUBORDINATION

5. Any indebtedness of Obligors now or hereafter held by Guarantors is hereby subordinated to the indebtedness of Obligors to Obligee, and all such indebtedness of Obligors to Guarantors, if Obligee so requests, shall be collected, enforced, and received by Guarantors as trustees for Obligee and be paid over to Obligee on account of the indebtedness of Obligors to Obligee, without affecting or impairing in any manner the liability of Guarantors under the other provisions of this guaranty.


                                  WAIVER OF DEFENSES

6. Guarantors waive any right to require Obliges to (a) proceed against Obligors; (b) proceed against or exhaust any security held from Obligors; or
(c) pursue any other remedy in Obligee's power whatsoever, Guarantors waive any defense based on or arising out of any defense of Obligors other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of Obligors, the unenforceability of the indebtedness any part thereof from any cause, or the cessation from any cause of the liability of Obligors other than payment in full of the indebtedness. Obligee may, at its election, foreclose on any security hold by Obligee by one or more judicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy Obligee may have against Obligors, or any security, without affecting or impairing in any way the liability of Guarantors under this agreement, except to the extent the indebtedness has been paid. Guarantors waives any defense arising out of such an election by Obligee, even if the election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantors against Obligors or any security. Guarantors waive all presentments, demands for performance, notices of protest, notices of dishonor, notices of acceptances of this guaranty, and notices of the existence, creation, or incurring of now or additional indebtedness. Guarantors assume all responsibility for keeping themselves informed of Obligors' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks that Guarantors assume and incur under this agreement, and agree that Obligee shall have no duty to advise Guarantors of information known to it regarding those circumstances or risks.


                              ATTORNEYS' FEES AND COSTS

7. In addition to the amounts guaranteed under this agreement, Guarantors jointly, and severally agree to pay reasonable attorneys' fees and all other costs and expenses incurred by Obligee in enforcing this guaranty in any action or proceeding arising out of, or relating to, this guaranty.


                                  LIENS AND SETOFFS

8. No right or power of Obligee under this agreement shall be deemed to have been waived by any act or conduct on the part of Obligee, or by any neglect to exercise that right or power, or by any delay in so doing; and every right or power shall continue in full force and effect until specifically waived or released by an instrument in writing executed by Obligee.

                                   MEANING OF TERMS

9. In all cases where there is but a single Obligor or a single Guarantor, all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Obligor named herein, or when this guaranty is executed by more than one Guarantor, the word "Obligors" and the word "Guarantors" respectively shall mean all and any one or more of them.


                             EFFECT ON HEIRS AND ASSIGNS

10. This guaranty and the liability and obligations of Guarantors under this agreement are binding upon Guarantors and their respective heirs, executors, and assigns, and inure to the benefit of and are enforceable by Obligor and its successors, transferees, and assigns.


                            GOVERNING LAW AND MODIFICATION

11. This guaranty shall be deemed to be made under, and shall be governed by, the laws of the State of California in all respects including matters of construction, validity, and performance, and its terms and provisions may not be waived, altered, modified or amended except in writing duly signed by an authorized office of Obligee and by Guarantors.


                                          3

                                      INVALIDITY

12. If any provision of this guaranty contravenes or is hold invalid under the laws of any jurisdiction, this guaranty shall be construed as though it did not contain that provision, and the rights and liabilities of the parties to this agreement shall be construed and enforced accordingly.

IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty on May____, 1997 at Orange County, California.






                                          /s/ Glenn Gallant
                                          -----------------
                                          GLENN GALLANT


                                          /s/ Doug Baetz
                                          --------------
                                          DOUG BAETZ

                                 ASSIGNMENT OF LEASE

     THIS AGREEMENT OF LEASE ("Assignment") is entered into on this day 15th May 1997 between TravelMax International, Inc., a California Corporation and William Alverson and Dale Paisley ("Assignor"), and Glenn Gallant and Doug Baetz and TravelMax International Inc., a California Corporation,("Assignee").


                                       RECITALS

     Lido Marina Village, as Landlord, and Assignor, as Tenant, executed a lease dated February 1, 1996 ("Lease"), a copy of which is attached and incorporated by reference as Exhibit A, pursuant to which Landlord leased to Tenant, and Tenant leased from Landlord, that certain property commonly known as 3388 Via Lido, Newport Beach, CA., and more specifically referenced in the Lease. The Lease was for a term of Seven (7) Years, commencing on February 1, 1996 and ending January 31, 2003, subject to earlier termination as provided in the Lease.

SECTION 1: ASSIGNMENT

     In consideration of the mutual promises and covenants set forth herein, Assignor assigns and transfer to Assignee all right, title, and interest in the Lease, and Assignee accepts from Assignor rights, title, and interest, subject to the terms and condition set forth in this Assignment.

SECTION 2: ASSUMPTION OF LEASE OBLIGATIONS

     Assignee assumes and agrees to perform and fulfill all the terms, covenants, conditions, and obligations required to be performed and fulfilled by Assignor as tenant under the Lease, including the making of all payments due to or payable on behalf of Landlord under the Lease as they become due and payable.

SECTION 3: ASSIGNOR'S COVENANTS

     Assignor covenants that the copy of the Lease attached as Exhibit A is a true and accurate copy of the Lease as currently in effect and that there exists no other agreement affecting Assignor's tenancy under the Lease.

SECTION 4: LITIGATION COSTS

     If any litigation between Assignor and Assignee arises out of this Agreement or concerning the meaning of interpretation of this Assignment, the losing party shall pay the prevailing party' s costs and expenses and this litigation, including, without limitation, reasonable attorney fees.

SECTION 5: INDEMNIFICATION

     Assignor indemnified Assignee from and against any loss, cost, or expense, including attorney fees and court costs relating to the failure of Assignor to fulfill Assignor's obligations under the Lease, and accruing with respect to the period on or prior to the date of this Assignment. Assignee indemnifies Assignor from and against any loss, cost, or expense, including attorney fees and court costs relating to the failure of Assignee to fulfill obligations under the Lease, and accruing with respect to the, period subsequent to the date of this Assignment.

SECTION 6: SUCCESSOR AND ASSIGNS

     This Assignment shall be binding on and inure to the benefit of the parties to it, their heirs, executors, administrators, successors in interest, and assigns.

SECTION 7: GOVERNING LAW

     This Assignment shall be governed by and construed in accordance with California law.

SECTION 8: AUTHORITY

     Each person signing hereunder warrants that they have the capacity and the authority to sign this Assignment on behalf of the respective person or entity which is being presented.

     The parties have executed this Assignment on the date written above.

ASSIGNOR                           ASSIGNEE


------------------------           ------------------------
TravelMax International,           TravelMax International,
Inc, a California                  Inc, a California
Corporation                        Corporation



/s/ William Alverson               /s/ Glenn Gallant
--------------------               -----------------
William Alverson                   Glenn Gallant



/s/ Dale Paisley                   /s/ Doug Baetz
----------------                   --------------
Dale Paisley                       Doug Baetz

                                 CONSENT OF LANDLORD

     The undersigned, as Landlord under the Lease, consents to this Assignment of the Lease to Assignee, provided however, that notwithstanding this Assignment and the undersigned' s consent to this Assignment, Assignor shall remain primarily obligated as tenant under the Lease and the undersigned does not waive or, relinquish any rights under the Lease against Assignor or Assignee.

LIDO MARINA VILLAGE


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by